DELAWARE VIP TRUST

Delaware VIP Growth Opportunities Series
Delaware VIP Trend Series
Delaware VIP Select Growth Series
(each, a "Series")

Supplement to the Series' Prospectuses
dated April 30, 2007

Delaware VIP Select Growth Series only:
Effective July 16, 2007, Christopher M. Ericksen will join Jeffrey S. Van Harte, Christopher J. Bonavico, Kenneth F. Broad, Patrick G. Fortier, Gregory M. Heywood, and Daniel J. Prislin as a portfolio manager on the team that has portfolio management responsibilities for Delaware VIP Select Growth Series.

The following paragraph replaces the first paragraph in the section entitled "Portfolio managers".

Jeffrey S. Van Harte, Christopher J. Bonavico, Kenneth F. Broad, Patrick G. Fortier, Gregory M. Heywood, Daniel J. Prislin, and Christopher M. Ericksen comprise the portfolio management team that makes day-to-day investment decisions for the Delaware VIP Select Growth Series. Each member of the portfolio management team serves as a generalist and has a significant role in making investment recommendations. The Series is divided into segments with each portfolio manager having investment discretion with respect to his assigned segment. No individual member of the portfolio management team has primary responsibility for managing the Series. Messrs. Van Harte, Bonavico, Broad, Fortier, Heywood, and Prislin assumed responsibility for the Series in May 2005. Mr. Ericksen assumed responsibility for the Series in July 2007.

The following paragraph supplements the section "Portfolio managers."

Christopher M. Ericksen, CFA, Vice President, Portfolio Manager, Equity Analyst
Mr. Ericksen joined Delaware Investments in April 2005 as a portfolio manager on the firm's Focus Growth Equity team, which is responsible for large-cap growth, all-cap growth, and one smid-cap product. He was most recently a portfolio manager at Transamerica Investment Management, where he also managed institutional separate accounts. Before joining Transamerica in 2004, he was a vice president at Goldman Sachs. During his 10 years there, he worked in investment banking as well as investment management. Mr. Ericksen received his bachelor's degree from Carnegie Mellon University, with majors in industrial management, economics, and political science.

Delaware VIP Growth Opportunities Series and Delaware VIP Trend Series only:
Effective July 16, 2007, Liu-Er Chen and Michael S. Tung have been added to the healthcare sector of each Series.

The following paragraph replaces the first paragraph in the section entitled "Portfolio managers."

Marshall T. Bassett has primary responsibility for making day-to-day investment decisions for the Series. When making investment decisions for the Series, Mr. Bassett regularly consults with Steven G. Catricks, Liu-Er Chen, Barry S. Gladstein, Christopher M. Holland, Steven T. Lampe, Rudy D. Torrijos III, Michael S. Tung, and Lori P. Wachs.

The following paragraph supplements the section "Portfolio Managers."

Liu-Er Chen, CFA Senior Vice President, Chief Investment Officer - Emerging Markets
Mr. Chen joined Delaware Investments in September 2006 to lead the firm's international Emerging Markets team. Previously, he spent nearly 11 years at Evergreen Investment Management Company, where he most recently served as managing director and senior portfolio manager. He co-managed the Evergreen Emerging Markets Growth Fund from 1999 to 2001, and became the Fund's sole manager in 2001. He also served as the sole manager of the Evergreen Health Care Fund since its inception in 1999. Mr. Chen began his career at Evergreen in 1995 as an analyst covering Asian and global healthcare stocks, before being promoted to portfolio manager in 1998. Prior to his career in asset management, Mr. Chen worked for three years in sales, marketing, and business development for major American and European pharmaceutical and medical device companies. He is licensed to practice medicine in China and has experience in medical research at both the Chinese Academy of Sciences and Cornell Medical School. He holds an MBA with a concentration in management from Columbia Business School.

Michael S. Tung, M.D. Vice President, Equity Analyst
Dr. Tung joined Delaware Investments in November 2006 and covers the technology and healthcare sectors across all regions for the firm's Emerging Markets team. He spent the prior 20 months as a vice president at the Galleon Group, where he performed fundamental research in the medical technology and biotechnology sectors. From late 2003 to 2005 he was an analyst responsible for investing in healthcare equities for Hambrecht & Quist Capital Management, and he spent most of 2003 as a junior analyst for Durus Capital Management. He began his professional career in the medical field from 2001 to the beginning of 2003, first as a physician at the Lemuel Shattuck Hospital of the Tufts University School of Medicine and then as an anesthesiologist at Beth Israel Deaconess Medical Center at the Harvard Medical School. Dr. Tung received bachelor's degrees in economics and biology, summa cum laude, from George Washington University, where he spent a year at Oxford University in England as one of only three students awarded the Pembroke College Scholarship. He earned his medical doctorate and an MBA from the Tufts University School of Medicine. Dr. Tung is also a licensed physician in the state of Massachusetts.

Please keep this Supplement for future reference.

This Supplement is dated July 16, 2007.